Exhibit 10.1
PROCENTURY CORPORATION
DEFERRED COMPENSATION PLAN
Amended and Restated
Effective November 14, 2007

PROCENTURY CORPORATION
DEFERRED COMPENSATION PLAN
(Amended and Restated Effective November 14, 2007)
SUMMARY
     The following is a summary of certain provisions of the Plan. This summary is subject to, and qualified in its entirety by, the complete text of the Plan below.
A.	This Plan is intended to allow elective deferrals by Key Employees and Directors in the form of Deferred Amounts out of their Compensation and discretionary contributions by the Employer in the form of Employer Deferrals on behalf of selected Participants for future payment to Participants or their Beneficiaries (see Section 1.1).
B.	Any Employer Deferral is discretionary and will only be made on behalf of such Participants and in such amounts and at such time or times as the Employer determines in its sole discretion. Any Employer Deferral will be paid upon the elected Entitlement Date and in the elected Payment Form, as elected by the respective Participant in the initial Participation Agreement submitted by the Participant to the Administrator upon entry into the Plan, and may only be changed in accordance with election change rules under Section 3.3 (see Sections 3.3, 3.4).
C.	Only Key Employees designated by the Employer and Directors will be eligible to become Participants, and the Employer will notify each designated Key Employee and each person who becomes a Director of his or her eligibility to participate (see Section 3.1).
D.	Each Key Employee and Director will agree to participate for each calendar year by completing, signing, and delivering to the Employer a Participation Agreement prior to that calendar year (see Section 3.2). Each Participant will make such elections of a Deferred Amount for each year and make such other elections as required by the Participation Agreement (elections as to Entitlement Date and Payment Form must be made under the Participant’s initial Participation Agreement). Any elections may be changed only as provided in this Plan (see Section 3.3).
E.	Each Participant’s right to payment of any Deferred Amounts contributed by that Participant will be fully vested (see Section 3.5(a)). Each Participant’s right to payment of any Employer Deferrals contributed on behalf of that Participant for any calendar year may be subject to forfeiture if the Participant experiences a Separation from Service before any Employer Deferral Vesting Date stated in the Participation Agreement giving notice of the Employer Deferral (see Sections 3.2 and 3.5(b)). Notwithstanding any vesting pursuant to this Plan, a Participant may forfeit all rights to Employer Deferrals under this Plan in the event of certain prohibited activities (see Section 3.6).
F.	On or before the Participant’s elected Entitlement Date, the Employer will make a final determination of the Participant’s Aggregate Account Balance, debiting any applicable forfeitures, and the Aggregate Account Balance as so determined will be payable in the elected Payment Form within 60 days. However, in the event that the Participant is a “Specified Employee” under section 409A of the Code and the Participant’s elected

Entitlement Date is based upon the Participant experiencing a Separation from Service with the Employer, payment of that Participant’s Aggregate Account Balance will be delayed until the date that is six months after such Separation from Service (with such installments as would normally be paid during the six months after the date that the Participant experienced a Separation from Service accumulated and paid on the first day of the seventh month following the date of the Separation from Service) (See Sections 5.1, 5.2).
G.	Although the intent of this Plan is that a Participant will not be subject to federal or Ohio income taxation with respect to any Deferred Amount or Employer Deferral until it is paid, it is anticipated that each Participant will be subject to Social Security and Medicare taxation and may be subject to local income taxation for each year with respect to each Deferred Amount and Employer Deferral contributed for that year.

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TABLE OF CONTENTS
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8.4	No Special Employment Rights	14
8.5	Tax Withholding	14
8.6	Non-Assignment	14
8.7	Miscellaneous	14

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THE PROCENTURY CORPORATION
DEFERRED COMPENSATION PLAN DOCUMENT
(As Amended and Restated Effective November 14, 2007)
     WHEREAS, ProCentury Corporation (the “Company”) maintains the ProCentury Corporation Deferred Compensation Plan pursuant to the plan document adopted effective October 29, 2003; and
     WHEREAS, it is desired to amend and restate the Plan to comply with the requirements of section 409A of the Code;
     NOW, THEREFORE, effective November 14, 2007, the Plan is hereby amended and restated in its entirety to provide as follows:
SECTION 1.
INTENT
     1.1 DEFERRED COMPENSATION PLAN. The Plan is intended to allow elective deferrals by Key Employees and Directors who become Participants in the form of Deferred Amounts out of their Compensation and discretionary contributions by the Employer in the form of Employer Deferrals on behalf of selected Participants for future payment to Participants or their Beneficiaries. It is also intended that, in order to have the right to future payment of any Employer Deferral, Participants may, at the discretion of the Employer, have to remain in Service until that Employer Deferral becomes vested. It is additionally intended that Participants will not be subject to federal or Ohio income taxation with respect to any Deferred Amount or Employer Deferral until it is paid, although it is anticipated that such amounts for each year will be subject to Medicare and Social Security taxation and may be subject to local income taxation for that year.
     1.2 TOP-HAT PLAN. Participation in the Plan is limited to a select group of key management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA with the intent that the Plan will constitute a “top-hat” deferred compensation plan within the meaning of the regulations promulgated by the Department of Labor under section 3(2)(B)(i) of ERISA.
     1.3 UNFUNDED PLAN. The Plan is intended to be unfunded for purposes of the Code and Title I of ERISA in that, although the assets securing the obligations of the Employer hereunder shall be held in a Rabbi Trust,
(a)	the Plan constitutes a mere promise by the Employer to pay in the future; and

(b)	in the event of the Employer’s insolvency, Participants will have only the rights of unsecured creditors with respect to such Employer’s obligation to make such payments. “Insolvency” means, for this purpose, that the Employer is unable to pay its debts as they become due or the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.
     1.4 NOT A QUALIFIED PLAN. The Plan is not intended to be a plan described in section 401(a) or 403(b) of the Code or in section 3(2)(A) of ERISA.
     1.5 CODE SECTION 409A. The Plan is intended to be operated in compliance with and shall be construed in a manner so as to comply with the requirements of section 409A of the Code and the regulations thereunder.
SECTION 2.
DEFINITIONS AND CONSTRUCTION
     2.1 DEFINITIONS. The capitalized terms used in this Agreement shall, unless the context otherwise requires, have the following meaning:
(a)	“ADMINISTRATOR” means such person or persons designated by the Employer to administer this Plan; if the Employer fails to make such a designation, the Employer shall be the Administrator.

(b)	“AFFILIATE” means a corporation, partnership, joint venture, sole proprietorship or other trade or business that is considered a single employer with the Employer by application of section 414 of the Code, such that it (1) is part of a “controlled group of corporations” (within the meaning of Code section 414(b)) with the Employer, (2) is “under common control” (within the meaning of Code section 414(c)) with the Employer, or (3) is a member of an “affiliated service group” (within the meaning of Code section 414(m)) with the Employer.

(c)	“AGGREGATE ACCOUNT BALANCE” means at any time with respect to any Participant the balance to the credit of the Participant at such time pursuant to all of the separate accountings of the Participant’s Deferred Amounts and Employer Deferrals, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of Section 4.1.

(d)	“ANNUAL EMPLOYER DEFERRAL ACCOUNT BALANCE” for any calendar year means at any time with respect to any Participant the balance to the credit of the Participant at such time of the separate accounting of the Employer Deferrals contributed for that calendar year, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of Section 4.1.

(e)	“BENEFICIARY” means the person or persons designated by the Participant to receive payments under this Plan.

(f)	“BOARD” means the Employer’s Board of Directors or, to the extent it delegates authority to the Committee, the Committee.

(g)	The term “CALENDAR YEAR” means the 12-month period ending December 31 of each year.

(h)	“CHANGE IN CONTROL” of the Employer means: (1) the purchase or other acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directly or indirectly, which results in the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of such person, entity or group of persons equaling a majority or more of the combined voting power of the then outstanding voting securities of the Employer entitled to vote generally in the election of Directors, excluding, however, any acquisition by the Employer or by any employee benefit plan or related trust sponsored or maintained by the Employer; (2) a merger, reorganization or consolidation to which the Employer is a party or a sale or other disposition of all or substantially all of the assets of the Employer (each, a “corporate transaction”), excluding, however, any corporate transaction pursuant to which persons who were security holders of the Employer immediately prior to such corporate transaction (solely because of their voting securities owned immediately prior to such corporate transaction) own immediately thereafter more than 50 percent of the combined voting power entitled to vote in the election of the Board of the then outstanding securities of the company surviving the corporate transaction; or (3) approval by the security-holders of the Employer of a plan of complete liquidation or dissolution of the Employer.

(i)	“CODE” means the Internal Revenue Code of 1986 (or the corresponding provisions of any succeeding law regarding the taxation of income by the United States), as amended and in effect at such time.

(j)	“COMMITTEE” means the compensation committee, if any, or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Notwithstanding anything to the contrary contained in this Plan, if the Employer is subject to section 162(m) of the Code, the Committee shall be composed of, or otherwise any determination regarding any Employer Deferral with respect to, any person constituting a “covered employee” within the meaning of section 162(m) of the Code shall be made by, not less than two Directors, each of whom is intended to be an “outside director” within the meaning of section 162(m) of the Code.

(k)	“COMPENSATION” means with respect to any Key Employee for any calendar year all compensation, including wages, salary, and any other benefit of monetary value, whether paid in the form of cash or otherwise, that is required to be reported on a Form W-2 with respect to the Key Employee’s Services for the calendar year before reduction for any Deferred Amount contributed by or on behalf of the Key Employee for the year. Compensation means with respect to any Director all compensation, including retainer and meeting fees and any other benefit of a monetary value, whether paid in the form of cash or otherwise, that is required to be reported on a Form 1099 or W-2 with respect to the Director’s

Services for the calendar year before reduction for any Deferred Amount contributed by or on behalf of the Director for the year.
(l)	“DEFERRED AMOUNT” means, with respect to any Participant for any calendar year, the amount of Compensation that the Participant timely elects for that calendar year for deferral pursuant to Section 3.2.

(m)	“DEFERRED AMOUNT ACCOUNT BALANCE” means at any time with respect to any Participant the balance to the credit of the Participant at such time of the separate accounting of all Deferred Amounts contributed, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of Section 4.1.

(n)	“DIRECTOR” means each person who serves as a Director of the Employer’s Board of Directors.

(o)	“DISABILITY RETIREMENT” shall mean that (1) a Participant is, by reason by any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under the Employer’s long-term disability plan, or (2) to the extent that there is no such Employer long-term disability plan in effect at the applicable time, a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months (which shall be evidenced by the written determination of a qualified medical doctor selected by the Employer specifying the date upon which such disability commenced).

(p)	“ELECTION DATE” means the date by which a Key Employee or a Director must elect to participate by delivering to the Administrator a completed and signed Participation Agreement for that calendar year or portion thereof beginning after the Election Date. For each calendar year, the Election Date for each Participant participating in the Plan as of the first day of such calendar year shall be December 31st of the immediately preceding calendar year, or such earlier date as required by the Administrator in its discretion. Notwithstanding the foregoing to the contrary, for the calendar year in which a Key Employee or Director first becomes eligible to participate in the Plan (but only if such Key Empoyee or Director has never been eligible to participate in another account balance plan of the Employer or an Affiliate that is aggregated with the Plan under section 409A of the Code), the Participant’s Election Date shall be 30 days following the date that the Participant becomes eligible to participate in the Plan, and the elections made in such Participation Agreement shall apply to Compensation paid for services to be performed subsequent to the Election Date by the Key Employee or Director. The date that a Participant becomes eligible to participate in the Plan shall be the date that such Participant is first eligible to accrue Deferred Amounts or Employer Deferrals under Section 3.1 of this Plan; for a Key Employee, this date shall be the date set forth in the notice of eligibility from the Employer; for a Director, this date shall be the first date of the Director’s Services.

(q)	“EMPLOYER” means ProCentury Corporation and any successor thereto.

(r)	“EMPLOYER DEFERRAL” means, with respect to any Participant for any calendar year, the amount of Employer Deferral made by the Employer on behalf of that Participant for that calendar year pursuant to Section 3.4.

(s)	“EMPLOYER DEFERRAL VESTING DATE” means, with respect to any Participant’s Employer Deferral contributed for any calendar year, (1) the date designated by the Employer in notice to the Participant as the Employer Deferral Vesting Date for the Employer Deferral for that calendar year, or (2), if earlier, a Triggering Severance; provided, however, if no date or similar restriction is set forth in such Participation Agreement, the Employer Deferral shall be deemed 100 percent vested when made except for forfeitures in certain events pursuant to Section 3.6.

(t)	“ENTITLEMENT DATE” means, with respect to any Participant, the date elected by the Participant in the initial Participation Agreement submitted by the Participant to the Administrator upon entry into the Plan (or, as changed by the submission of a new Participation Agreement in accordance with Section 3.3). Such date may include (1) the date that the Participant experiences a Separation from Service, or (2) a date specified by the Participant in the Participation Agreement. If no date is so elected or if any date elected is not valid, the Entitlement Date shall be the date upon which the Participant experiences a Separation from Service with the Employer.

(u)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and in effect at such time.

(v)	“KEY EMPLOYEE” means any member of a select group of management or highly compensated employees of the Employer, as such group is described in sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

(w)	“NORMAL RETIREMENT AGE” means, at any time, a Participant’s Separation from Service after the date of the Participant’s 65th birthday.

(x)	“PARTICIPANT” means each eligible Key Employee designated for participation in the Plan and each Director who has elected to participate in this Plan by delivering a completed and signed Participation Agreement as provided in Section 3.2.

(y)	“PARTICIPATION AGREEMENT” means, for any calendar year for any Participant, the form of Participation Agreement prepared for completion and execution by an eligible Key Employee or a Director to have deferrals made to this Plan for such calendar year as provided in Section 3.2.

(z)	“PAYMENT FORM” means, with respect to any Participant, the form of payment of the Aggregate Account Balance elected by the Participant in the initial Participation Agreement submitted to the Administrator upon entry into the Plan (or, as changed by the submission of a new Participation Agreement in accordance with Section 3.3). If no other form of payment is so elected, or if any form of payment elected is not valid, the Payment Form shall be a lump sum. The available Payment Forms shall be lump sum and monthly or quarterly installment payments for period of five, 10 or 15 years.

(aa)	“PLAN” means The ProCentury Corporation Deferred Compensation Plan established pursuant to this document, as amended from time to time.

(bb)	“RABBI TRUST” means any trust created pursuant to a separate trust agreement as set forth in Section 8.3 for the purpose of irrevocably holding assets for the purpose of paying the Aggregate Account Balance to Participants and Beneficiaries.

(cc)	“SEPARATION FROM SERVICE” means the Participant’s termination from employment with the Employer and all Affiliates on account of Participant’s death, retirement or other such termination of employment, as determined in accordance with section 409A of the Code and the regulations thereunder. A Participant will not be deemed to have experienced a Separation from Service if the Participant is on military leave, sick leave or other bona fide leave of absence, to the extent such leave does not exceed a period of six months or, if longer, such longer period of time as is protected by either statute or contract. A Participant will not be deemed to have experienced a Separation from Service if the Participant provides continuing services that average more than 20 percent of the services provided by the Participant to the Employer or its Affiliates (whether as an employee or an independent contractor) during the immediately preceding 36-month period of services (or full period of services to the Employer and its Affiliates if the Participant has provided services to the Employer or its Affiliates for less than 36 months). If a Participant provides services both as an employee and as an independent contractor of the Employer, the Participant must separate from service both as an employee and as an independent contractor to be treated as having experienced a Separation from Service. If a Participant ceases providing services as an independent contractor and begins providing services as an employee, or ceases providing services as an employee and begins providing services as an independent contractor, the Participant will not be considered to have a Separation from Service until the Participant has ceased providing services in both capacities. If a Participant provides services both as an employee of the Employer and a member of the Board, the services provided as an employee are not taken into account in determining whether the Participant has a Separation from Service as a Director for purposes of a nonqualified deferred compensation plan in which the service provider participates as a Director that is not aggregated with any plan in which the service provider participates as an employee under section 409A of the Code and the regulations thereunder.

(dd)	“SERVICE” means with respect to any person all periods for which such person is entitled to Compensation for services in the employment, or as a Director, of the Employer or its Affiliates.

(ee)	“SPECIFIED EMPLOYEE” means a Key Employee who meets the requirements of section 416(i)(1)(A)(i), (ii) or (iii) of the Code (applied in accordance with the Treasury Regulations thereunder and disregarding section 416(i)(5)) of the Code at any time during the 12-month period ending on a specified employee identification date, as described under section 409A of the Code and the regulations thereunder. If a Participant is a Specified Employee as of a specified employee identification date, the Participant is treated as a Specified Employee for the entire 12-month period beginning on the specified employee effective date.

(ff)	“TRIGGERING SEVERANCE” means, with respect to any Participant, the Participant’s Separation from Service (1) for reason of death or Disability Retirement, or (2) at any time on or after the Participant’s Normal Retirement Age, or (3) within three years after a Change in Control.

(gg)	“UNFORESEEABLE EMERGENCY” means a severe financial hardship to a Participant resulting from: (1) an illness or accident of the Participant, the Participant’s spouse, the Participant’s Beneficiary, or the Participant’s dependent (as defined in section 152 of the Code, without regard to section 152(b)(1), (b)(2), and (d)(1)(B)); (2) loss of the Participant’s property due to casualty; or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.
     2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Plan. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” means including, without limitation, and use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. All references to a “Section” refer to this Plan, unless the context otherwise requires.
SECTION 3.
ELIGIBILITY, PARTICIPATION AND VESTING
     3.1 ELIGIBILITY. The Employer shall have the sole discretion to designate those, if any, of its Key Employees that are eligible for participation in this Plan. No person other than a Director shall be eligible to participate in this Plan for a given calendar year unless the person receives notice of eligibility to participate in this Plan and of the Election Date by which to deliver a completed and signed Participation Agreement to participate in this Plan for such calendar year or portion thereof beginning after the Election Date pursuant to Section 3.2. Each Director shall be eligible to participate in this Plan for each calendar year or portion thereof of the Director’s Services.

     3.2 PARTICIPATION. In order for an eligible Key Employee or a Director to participate in this Plan for any calendar year or portion thereof beginning after the Election Date, the eligible Key Employee or Director shall deliver to the Employer by the applicable Election Date a completed and signed Participation Agreement stating the Deferred Amount elected for such calendar year (or portion thereof) and other elections as may be required by such Participation Agreement with respect to such Deferred Amount or Employer Deferral or any account balance thereof. The Participant’s election as to Entitlement Date and Payment Form with respect to the Participant’s Aggregate Account Balance shall be selected by the Participant in the initial Participation Agreement submitted by the Participant to the Administrator upon entry into the Plan and may only be changed in accordance with Section 3.3 below.
     3.3 CHANGE IN PARTICIPATION AGREEMENT.
(a)	Except as otherwise provided in Section 3.3(b), after the applicable Election Date for any calendar year, a Participant may not change or revoke any election made in the Participation Agreement in effect for that calendar year (notwithstanding any designation of Beneficiary, which may be made any time before the payment of the respective portion of the Participant’s Aggregate Account Balance has begun), and may not change the election as to Entitlement Date and Payment Form with respect to the Participant’s Aggregate Account Balance as established by the Participant’s initial Participation Agreement upon entry into the Plan, except in the case of circumstances found by the Administrator to constitute an Unforeseeable Emergency, in which event the Participant shall be permitted to cancel the Participation Agreement prospectively as deemed appropriate by the Administrator in its sole discretion. Any such revocation shall take effect as soon as administratively practicable but not earlier than the first pay period commencing after finding of the Unforeseeable Emergency. No such revocation shall have any effect on any Deferred Amount prior thereto.

(b)	With the consent of the Administrator, a Participant may delay or change the method of payment of Deferred Amounts and/or Employer Deferrals set forth in the applicable Participation Agreement subject to the following requirements:
(1)	The new election, as memorialized under a new Participation Agreement, may not take effect until at least 12 months after the date upon which the new election is made;

(2)	If the new election relates to payment on an Entitlement Date other than a date relating to the Participant’s death, Disability Retirement or Unforeseeable Emergency, the new election and Participation Agreement must provide for the deferral of the payment to a new Entitlement Date that is at least five years from the original Entitlement Date such payment otherwise would have been made; and

(3)	The new election must be made at least 12 months prior to the original Entitlement Date.

     3.4 EMPLOYER DEFERRALS.
(a)	DISCRETIONARY EMPLOYER DEFERRALS. The Employer shall in its sole discretion have the right to make a contribution in the form of an Employer Deferral on behalf of any Participant. The amount and timing of any Employer Deferral to be contributed on the Participant’s behalf, as well as any Employer Deferral Vesting Date with respect to the Participant’s Annual Employer Deferral Account for that calendar year, shall be established by the Employer and communicated to the Participant via notice no later than December 31st of the calendar year preceding the calendar year in which such Employer Deferral is to be made. The Employer has the sole discretion to determine separately with respect to each Employer Deferral made on behalf of each Participant for any calendar year whether the Employer Deferral will be subject to a Employer Deferral Vesting Date, and if so, the Employer Deferral Vesting Date will be so stated in the Participation Agreement with respect to that Employer Deferral.

(b)	NOT A REDUCTION OF COMPENSATION. Any Employer Deferral on behalf of a Participant for any calendar year shall not reduce the Compensation otherwise payable to the Participant for that calendar year.

(c)	BOARD APPROVAL. Notwithstanding any provision in this Plan to the contrary, no Employer Deferral shall be made on behalf of any Participant who is a Director or officer of the Company or who is a “covered employee” within the meaning of section 162(m) of the Code unless such Employer Deferral is determined by the Committee and is approved or otherwise authorized by the Board. Notwithstanding anything to the contrary contained in this Plan, if the Company is subject to section 162(m) of the Code, any determination regarding any Employer Deferral with respect to any person constituting a “covered employee” within the meaning of section 162(m) of the Code shall be made by the Committee.
     3.5 VESTING.
(a)	DEFERRED AMOUNTS. The rights of a Participant to payment of the Participant’s Aggregate Account Balance consisting of Deferred Amounts and all receipts and expenditures attributable to the investment thereof shall at all times be and remain 100 percent vested.

(b)	EMPLOYER DEFERRALS. To the extent that any Employer Deferral contributed on behalf of any Participant for any calendar year is subject to an Employer Deferral Vesting Date that has not occurred, there shall be separate accounting pursuant to Section 4.1 of any Employer Deferral on behalf of that Participant for that calendar year and all receipts and expenditures attributable to the investment thereof, and the rights of the Participant to payment of the Annual Employer Deferral Account Balance for such calendar year shall remain zero percent vested until the Employer Deferral Vesting Date designated for such calendar year at which time the Annual Employer Deferral Account Balance for such calendar year maintained pursuant to Section 4.1 shall automatically become 100 percent vested. To the extent that any Employer Deferral contributed for any calendar year is not subject to an Employer Deferral Vesting Date (including if the Employer Deferral Vesting Date has occurred), the rights of a Participant to payment of the Participant’s Aggregate Account Balance consisting of Employer Deferrals for those calendar years and all receipts and expenditures attributable to the investment thereof shall at all times be and remain 100 percent vested. If a Participant experiences a Separation from Service with the Employer for reason other than a Triggering Severance before any Annual Employer Deferral Account Balance becomes 100 percent vested, the Participant shall forfeit all rights to the unvested portion of each such Annual Employer Deferral Account Balance that is not fully vested. The Employer shall redetermine the Participant’s Aggregate Account Balance debiting the unvested portion therefrom pursuant to Section 4.1(d), and the unvested portion debited from the Participant’s account shall be distributed to the order of Employer, including if the Employer so directs, being returned to it from any Rabbi Trust.
     3.6 FORFEITURE IN CERTAIN EVENTS.
(a)	EVENTS OF FORFEITURE. Notwithstanding any vesting of Employer Deferrals pursuant to or language to the contrary contained in this Plan, each Participant shall forfeit all rights to receive or retain, and shall reimburse the Employer for, all payments received of, all of the Participant’s accounts accounting for Employer Deferrals and all with all receipts and expenditures attributable to the investment of such Employer Deferrals, including, but not limited to, income, expenses, gains, and losses, upon a finding by the Board or any court of competent jurisdiction that the Participant, during any period of Service as a Key Employee or at any time thereafter without the written consent of the Employer, whether in the capacity of a trustee, Director, employee, agent, consultant or otherwise, has breached any covenant against competition, any covenant against non-solicitation or any covenant otherwise protecting Employer property or its confidentiality contained in any valid agreement with the Employer regarding the employment or compensation of the Participant.

(b)	REALLOCATION AND REIMBURSEMENT. Upon a finding of an event of forfeiture pursuant to Section 3.6(a) with respect to any Participant, the Employer shall redetermine the Participant’s Aggregate Account Balance debiting all Employer Deferrals and all receipts and expenditures attributable to the investment thereof, and the amount debited from the Participant’s accounts shall be distributed to the order of Employer, including if the Employer so directs, being returned to it from the Rabbi Trust. In addition, if directed by the Board, the Employer shall, with and subject to the advice of legal counsel, take appropriate proceedings, including legal proceedings before a court of competent jurisdiction, to require reimbursement to the Employer by the Participant for all payments received by the Participant of the Participant’s accounts consisting of Employer Deferrals and all receipts and expenditures attributable to the investment thereof.

(c)	TERMINATION OF OPERATION OF SECTION 3.6. Notwithstanding any provision to the contrary contained in this Plan, no activity by any Participant that occurs after the Participant’s Separation from Service following a Change in Control shall be found as an event of forfeiture or otherwise result in any forfeiture under this Section 3.6, with the intent being that the Participant shall retain all rights under this Plan notwithstanding any activities of the Participant after the Participant’s Separation from Service following a Change in Control even if in breach of any covenant against competition otherwise applicable to the Participant.
SECTION 4.
ACCOUNTING AND INVESTMENTS
     4.1 SEPARATE ACCOUNTING. The Employer shall cause to be maintained with respect to each Participant a separate accounting of all Deferred Amounts and Employer Deferrals as follows:
(a)	DEFERRED AMOUNT ACCOUNT. There shall be a separate accounting of all Deferred Amounts made by the Participant together with all receipts and expenditures attributable to the investment thereof, including, but not limited to, income, expenses, gains, and losses, the balance of which at any time shall be known as the Participant’s “Deferred Amount Account Balance.”

(b)	ANNUAL EMPLOYER DEFERRAL ACCOUNTS. To the extent that any Employer Deferral contributed on behalf of any Participant for any calendar year is subject to an Employer Deferral Vesting Date that has not occurred, there shall be separate accounting for each such calendar year of all Employer Deferrals made on behalf of the Participant for that calendar year together with all receipts and expenditures attributable to the investment thereof for that calendar year and each period thereafter, including, but not limited to, income, expenses, gains, and losses, the balance of which at any time shall be known as the Participant’s “Annual Employer Deferral Account Balance” for that calendar year. Notwithstanding the foregoing, to the extent that any Employer Deferral contributed for any calendar year is not subject to an Employer Deferral Vesting Date or the Employer Deferral Vesting Date has occurred, the separate Annual Employer Deferral Account Balances for each such calendar year that are or become 100 percent vested may be combined and accounted for in the aggregate rather than on a separate basis for each such calendar year.

(c)	AGGREGATE ACCOUNT BALANCE. A Participant’s Aggregate Account Balance at any time shall be the sum of the Participant’s Deferred Amount Account Balance and Annual Employer Deferral Account Balances for all years at such time.

(d)	DEBITING FOR FORFEITURE. Notwithstanding the foregoing, upon any cessation of the Participant’s Service or other event resulting in forfeiture of all or any portion of any Annual Employer Deferral Account Balance of the Participant

for any year, the Employer shall debit from each applicable account balance the portion of any Employer Deferral, including all receipts and expenditures attributable to the investment thereof, that is not vested pursuant to Section 3.5(b) or that is forfeited in certain events pursuant to Section 3.6.
     4.2 INVESTMENT. The Employer may permit each Participant to give instructions as to the investment of the Participant’s Aggregate Account Balance pursuant to such rules as the Employer or, with the Employer’s approval, the Administrator or Trustee of the Rabbi Trust or its investment agents may from time to time adopt. Any investment instruction shall be in writing (including electronic communication) and meet the requirements of any rules in effect at that time. As long as consistent with such rules, neither the Administrator nor the Employer nor any Trustee of the Rabbi Trust nor any investment agent shall be under any duty to question any such direction or investment or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith. Neither the Plan nor the Employer nor the Administrator nor any such Trustee nor investment agent shall be responsible or liable for any loss or expense that may arise from or result from compliance with any direction or from any investment directed by the Participant. Any costs and expenses related to compliance with any such directions, including any brokerage fees or commissions broker’s commissions, mark-ups, and discounts, and other transaction costs, shall be debited against the Participant’s Aggregate Account Balance.
SECTION 5.
PAYMENT OF AGGREGATE ACCOUNT BALANCE
     5.1 ENTITLEMENT. On or before a Participant’s Entitlement Date, the Employer shall determine the Participant’s Aggregate Account Balance pursuant to Section 4.1, including any debiting for forfeitures pursuant to Section 4.1(d), and the Participant shall become entitled to payment of that Aggregate Account Balance on the Participant’s Entitlement Date.
     5.2 PAYMENT. Payment of a Participant’s Aggregate Account Balance to which the Participant has become entitled pursuant to Section 5.1 shall be made or begin in the Participant’s elected Payment Form within 60 days after the Participant’s Entitlement Date on such date as shall be determined solely by the Administrator; provided, however, that if the Participant is a Specified Employee, payment of such Participant’s Aggregate Account Balance shall in no event begin before the date that is six months after the date that the Participant experienced a Separation from Service (other than due to the Participant’s death or Disability Retirement). In the event that a Participant who is a Specified Employee has elected installment payments of any portion of his or her Aggregate Account Balance, such installments that would normally be paid during the six months after the date that the Participant experienced a Separation from Service shall be accumulated and paid on the first day of the seventh month following the date of the Separation from Service. Distributions shall be subject to such uniform rules and procedures as may be adopted by the Administrator. If, at the time of the Participant’s death, installments payments of the Participant’s Aggregate Account Balance have commenced pursuant to this Section 5.2, such payments shall continue to the Participant’s Beneficiary in the same time and the same form as if the Participant had remained alive until the last installment payment was scheduled to be made.

     5.3 UNFORESEEABLE EMERGENCY. A Participant may petition the Administrator for payment of all or any portion of the Participant’s Aggregate Account Balance earlier than the Entitlement Date upon circumstances found by the Administrator to constitute an Unforeseeable Emergency, in which event the Participant shall be permitted to receive payment of the portion or amount of the Aggregate Account Balance as petitioned upon such conditions as the Administrator may reasonably determine in its sole discretion (in a manner that complies with section 409A of the Code and the regulations thereunder), provided that the amount of payment for an Unforeseeable Emergency shall not exceed that reasonably needed to satisfy the financial hardship (plus such amounts as are necessary to pay any federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from such payment). Any such payment shall be made as soon as administratively practicable but not earlier than the finding of the Unforeseeable Emergency. Notwithstanding the foregoing, payment may not be made for an Unforeseeable Emergency to the extent that resulting financial hardship is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (c) by cessation of deferrals under this Plan pursuant to Section 3.3.
     5.4 DESIGNATED BENEFICIARIES. A Participant may designate one or more Beneficiaries to receive all or any part of the payments of the Participant’s Aggregate Account Balance in the event of the Participant’s death. The designation shall be effective by filing a written notification with the Administrator in such form as the Administrator may from time to time make available for such designation. The Participant’s beneficiary designation may be changed from time to time by similar action. If no such designation is made by the Participant, payments of the deceased Participant’s Aggregate Account Balance not otherwise determined by the Payment Form shall be paid to, in the following order of priority, the Participant’s:
(a)	Surviving spouse, or if none;

(b)	Children, per stirpes, or if none;

(c)	Estate.
SECTION 6.
ADMINISTRATION
     6.1 ADMINISTRATOR. This Plan shall be administered by the Employer or such other person or persons designated by the Employer. Each person so designated shall serve until the earliest of death, if a natural person; or resignation or removal as follows:
(a)	Any person may resign at any time by giving written notice, stating the effective date of such resignation, to each other person who at such time is serving and to the Employer; and

(b)	Any person may be removed at any time by Employer’s giving such person written notice, stating the effective date of such removal.
The successor to fill any vacancy resulting from death, resignation, or removal pursuant to this Section shall be filled by designation of another person by the Employer in its sole discretion.

     6.2 COMMITTEE. If more than one person is designated by the Employer as a committee to administer this Plan, any action that may be authorized or taken, including any determination to be made, by the committee may be taken either at a meeting of the committee or without a meeting by written consent or by a combination thereof. Proceedings of the committee shall be held, and action authorized or taken thereat, from time to time as may be called by any committee member. The place of any meeting shall be the principal office of the Employer or such other place as reasonably designated by the person calling the meeting. Attendance of any committee member at any meeting may be by personal presence, or by personal participation by telephone or other communications equipment through which all participating can hear each other or by presence of the member’s written consent on any matter being considered. Those members who are present in person or whose written consents on any matter being considered are present at any meeting of the committee shall constitute a quorum for the transaction of business at the meeting, and the act of the majority in number of the committee by vote at any meeting or by written consent at or without a meeting or by any combination thereof shall be the act of the committee. Any one or more members of the committee may certify or otherwise state in writing any action authorized by the committee, and any person may act in reliance upon any instrument or signature reasonably believed by such person to be genuine of any member of such committee and may assume that each committee member signing such certificate or other writing has been duly authorized to do so.
     6.3 AUTHORITY. The Administrator shall have all authority to exercise each of its responsibilities set forth in this Plan and for proper administration hereof except to the extent that such authority is reserved to, or delegated to another person by, the Employer.
     6.4 FEES. No fee or compensation shall be paid to any person for services provided as a member of the committee.
     6.5 BONDING. No person serving as Administrator and no agents and advisors employed by it shall be required to be bonded, except as otherwise required by ERISA.
SECTION 7.
CLAIMS AND APPEAL PROCEDURES
     7.1 CLAIMS. Any claim by a Participant or Beneficiary (“claimant”) for payments or other rights under this Plan shall be presented in writing delivered to the Administrator on such forms and in such manner as the Administrator shall prescribe. Unless and until a claimant makes proper application for benefits in accordance with the rules and procedures established by the Administrator, such claimant shall have no right to receive any distribution from or under the Plan.
     7.2 DENIALS. Any denial in whole or part to any claim presented pursuant to Section 7.1 shall be in writing given to the claimant within 90 days after receipt of delivery of the claim. The written notice of the claim denial shall be written in a manner calculated to be understood by the claimant, and shall contain at least the following information:
(a)	The specific reason or reasons for the denial;

(b)	A specific reference to pertinent Plan provisions upon which the denial is based;

(c)	A description of any additional material or information necessary for the claimant to perfect his or her claim, and an explanation of why the material or information is necessary; and

(d)	A description of the Plan’s appeal procedures describing the steps to be taken by the claimant and time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under ERISA in the event of the denial of the appeal.
     7.3 APPEALS. The claimant may request an appeal of any denial in whole or part of a claim insofar as it relates to the Payment Form, Entitlement Date, any vesting date, the accounting of the Aggregate Account Balance and any Annual Employer Deferral Account Balances, or the validity of any Participation Agreement or election made therein of any Participant as follows:
(a)	The claimant shall make such request in writing delivered to the Administrator not later than 60 days after the claimant’s receipt of the written denial of the claim given pursuant to Section 7.2;

(b)	The claimant may include with such request such documents and other information as the claimant deems reasonable; and

(c)	Any decision on appeal of a denied claim shall be made not later than 60 days after receipt of delivery of the request, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of delivery of the request. Any such decision by the Administrator upon its review of the appeal shall be in writing and shall include at least the following information:
(1)	The specific reason or reasons for the denial of the appeal;

(2)	A specific reference to pertinent Plan provisions upon which the appeal denial is based;

(3)	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim and appeal; and

(4)	A statement describing the procedures for voluntary dispute resolution offered by the Plan (if any) and the claimant’s right to obtain information regarding such procedures, along with a statement of the claimant’s right to bring a civil action under ERISA.

SECTION 8.
MISCELLANEOUS
     8.1 AMENDMENT AND TERMINATION. The Employer has the right at any time to amend or otherwise modify any of the provisions of this Plan in any manner that it deems advisable and reserves the right to terminate and liquidate the Plan at any time in its sole discretion. These rights do not require the consent of any Participant, Beneficiary, or other person. In the event of termination, the Employer shall specify whether termination will change the time at which distributions are made; provided that any acceleration of a distribution is consistent with section 409A of the Code and the regulations thereunder. In the absence of such specification, the timing of distributions shall be unaffected by the termination of the Plan.
     8.2 ADDRESSES. For purpose of any payments and notices under this Plan, each Participant and each Beneficiary of the Participant shall have the obligation to notify the Administrator of his or her addresses and of any changes therein. The address for any notice to the Employer or Administrator shall be the address of the Employer’s principal office.
(a)	All payments and notices shall, unless otherwise expressly provided, be deemed to have been properly given (1) if delivered by messenger, when delivered; (2) if mailed, when deposited in the United States Mail, certified or registered, postage prepaid, return receipt requested; (3) if e-mailed, telexed, telegraphed or faxed, when dispatched by e-mail, telex, telegram or fax; or (4) if delivered by commercial overnight express courier, freight prepaid, when delivered to such courier, in every case addressed to the party at the address provided in this Section.

(b)	All notices required to be delivered shall be deemed to have been delivered (1) if delivered by messenger, when delivered; (2) if mailed, on the third business day after deposit in the United States Mail, certified or registered, postage prepaid, return receipt requested; (3) if e-mailed, telexed, telegraphed or faxed, two hours after being dispatched by e-mail, telex, telegram or fax if such second hour falls on a business day within the hours of 9:00 a.m. through 5:00 p.m. of the time in effect at the place of receipt, or at 9:00 a.m. on that business day if the second hour is before 9:00 a.m., or at 9:00 a.m. on the next business day thereafter if such second hour is later than 5:00 p.m. or other than on a business day; or (4) if delivered by commercial overnight express courier, freight prepaid, the next business day after delivery to such courier in every case addressed to the party at the address provided in this Section.
     8.3 SUBJECT TO CLAIMS OF EMPLOYER CREDITORS. To satisfy its obligations for payment of Aggregate Account Balance to Participants and Beneficiaries, the Employer shall cause all Deferred Amounts and Employer Deferrals by or on behalf of all Participants to be paid to the trustee (the “Trustee”) of a certain “Rabbi” trust (the “Rabbi Trust”) created by the Employer to hold such assets for such purpose. Notwithstanding the assets held by the Trustee under the Rabbi Trust, the Employer shall remain liable to make, or cause to made, all payments of such Aggregate Account Balance as they become due. Notwithstanding any accounting to the credit of Participants pursuant to Section 4.1 or transfer to the Trustee of the Rabbi Trust pursuant to this Section, neither the Participant nor any Beneficiary shall have any claim to any assets of the Employer other than as a general unsecured creditor, and any assets held by the Rabbi Trust shall remain subject to claims of the Employer’s creditors.
     8.4 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Employer or any equity or other interest in the assets, business, or affairs of the Employer. A Participant hereunder shall not have a security interest in assets of the Employer used to make contributions or pay benefits.
     8.5 TAX WITHHOLDING. The Employer shall make or cause to be made provision for the reporting and withholding of any federal, state, local, or foreign taxes that may be required to be withheld with respect to any payment of Aggregate Account Balance pursuant to this Plan with the appropriate taxing authorities.
     8.6 NON-ASSIGNMENT. Neither any Participant nor Beneficiary shall have any right to assign, transfer, pledge, or otherwise convey the right to receive any amount or payments which may become due under this Plan. Any such attempted assignment, transfer, pledge, or other conveyance shall not be recognized by the Employer.
     8.7 MISCELLANEOUS. If any provision of this Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction for any reason, such invalidity, illegality, or unenforceability shall not affect the remainder of this Plan, and the remainder of this Plan shall be construed and enforced as if such invalid, illegal, or unenforceable portion were not contained herein. This agreement shall be governed by and construed in English language under the laws of the State of Ohio, United States of America.
SIGNATURE
     IN WITNESS WHEREOF, the Employer has caused this Plan to be executed as of this____day of ______________, 2007.

PROCENTURY CORPORATION
By:

Title:

Form A
(For Participants who will NOT receive an Employer Deferral for the calendar year and who have NOT previously executed a Participation Agreement)
INITIAL PARTICIPATION AGREEMENT
FOR
PROCENTURY CORPORATION DEFERRED COMPENSATION PLAN
                                                                        (the “Participant”) is either an eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”). This Participation Agreement evidences the Participant’s participation in the Plan for the calendar year ending December 31, ___. All capitalized terms defined in the Plan shall have the same meaning as used herein.
          There are five different areas in which the Participant must make an election regarding participation in the Plan. Please be sure to make an election in each of the following areas:
(1)	DEFERRED AMOUNT. The Participant hereby irrevocably elects that the following amount of Compensation for the calendar year be withheld for deferral pursuant to Section 3.2 of the Plan as follows:
You may elect to have the Deferred Amount withheld from either salary or any separate bonus or incentive pay or both by completing the following:

(a)	SALARY. From periodic payments of my Compensation over the calendar year:

Please complete only ONE of the following salary withholdings, if applicable:

The fixed amount of $ from the gross amount of each periodic payment of such Compensation,
or
The fixed percentage of percent of the gross amount of each periodic payment of such Compensation.

(b)	BONUS OR INCENTIVE PAY. From any bonus or incentive pay that may be earned during the calendar year separately from the periodic payments of my Compensation for the year, the fixed amount of $ from, or the fixed percentage of percent of, the gross amount of any such bonus or incentive pay.

You may not change your Deferred Amount in effect for a given calendar year.

(2)	INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my Aggregate Account Balance under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall be credited as if invested in the following percentages in the following investments:
Please complete the following in increments of 1%. The sum of the column “Percentage” must total 100%

Investment Funds	Percentage
%
%
%
%
%

TOTAL	100%

Your investment election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement to the Administrator or other form provided for this purpose by the Administrator. The investment funds available for you to elect under the Plan may be changed from time to time. In such event that the investment funds available for election are changed, you will be notified if any investment fund that you elected is no longer available, and you will have the opportunity to change your election. If you do not timely change your election or if any investment fund elected is no longer available, the Employer reserves the right to reallocate money designated for that elected investment fund among other available funds.

(3)	ENTITLEMENT DATE. I elect the following date as the Entitlement Date on which I or my Beneficiary become entitled to payment of my vested Aggregate Account Balance, and I understand that the Entitlement Date that I elect here will be my Entitlement Date for my ENTIRE AGGREGATE ACCOUNT BALANCE accrued under the

2

Plan (and may only be changed in accordance with the restrictions described on page 4 of this Participation Agreement):
I elect my Entitlement Date as: (Please mark and complete only ONE of the following:)

___	My Separation from Service for any reason (including death)

___	Regardless of when my Separation from Service occurs, upon the following date: , or if I die before such date, upon my death

___	Regardless of when my Separation from Service occurs or death occurs, upon the following date:
(4)	PAYMENT FORM. I elect the following Payment Form for payment of my vested Aggregate Account Balance under the Plan, and I understand that the Payment Form that I elect here will be my Payment Form for my ENTIRE AGGREGATE ACCOUNT BALANCE accrued under the Plan (and may only be changed in accordance with the restrictions described on page 4 of this Participation Agreement):
I elect as the Payment Form of my vested Aggregate Account Balance: (Please mark and complete only ONE of the following:)

___	Lump sum to be paid within 60 days after my Entitlement Date

___	In the form, as specified below, payment of which will begin within 60 days after my Entitlement Date:

	___	Monthly installments for 5 years

	___	Monthly installments for 10 years

	___	Monthly installments for 15 years

	___	Quarterly installments for 5 years

	___	Quarterly installments for 10 years

	___	Quarterly installments for 15 years

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If you are a Specified Employee, and you experience a Separation from Service (other than due to death or Disability Retirement), payment of your vested Aggregate Account Balance under the Plan will not be made or begin before the date that is six months after the date of your Separation from Service. If you are a Specified Employee and elect installment payments, the installments that would normally be paid during the six months after the date that you experienced a Separation from Service shall be accumulated and paid on the first day of the seventh month following the date of your Separation from Service.

Any Payment Form elected must conform to all limitations in the definition of “Payment Form” contained in the Plan. If no Entitlement Date is elected or if any Entitlement Date is not valid, the Entitlement Date shall be the date of your Separation from Service. If Payment Form is elected or if any Payment Form is not valid, the Payment Form shall be lump sum.

You may change your “Entitlement Date” or “Payment Form” election by completing, executing, and returning another form of Participation Agreement to the Administrator completed to show the Entitlement Date or Payment Form as so changed; provided, however that such Entitlement Date and Payment Form must satisfy the following requirements to be effective:
1.	The new election, as memorialized under a new Participation Agreement, may not take effect until at least twelve months after the date upon which the new election is made;

2.	If the new election relates to payment on an Entitlement Date other than a date relating to your death, the new election and Participation Agreement must provide for the deferral of the payment to a new Entitlement Date that is at least five years from the original Entitlement Date; and

3.	The new election must be made at least twelve months prior to the original Entitlement Date.
(5)	BENEFICIARY. I hereby designate the following as my Beneficiary in the event of my death:

(1)

(2)	If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:

4

This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

You may change your “Beneficiary” by completing, executing, and returning another form of Participation Agreement to the Administrator completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date.
ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year ending December 31, ___. Return your completed and signed Participation Agreement to:

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan and to have Deferred Amounts contributed to the Plan. I understand that:
(a)	My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer’s general creditors until received by me or my Beneficiary.

(b)	The Plan is a defined contribution plan, and my benefit will be my vested Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance on my Entitlement Date.

(c)	The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

5

(d)	My rights to Employer Deferrals under this Plan, even if vested, are subject to forfeiture for certain prohibited activities as provided in Section 3.6 of the Plan.
Dated:

Signature of Participant

Printed Name of Participant

This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Administrator.

ACCEPTED:
Dated:
Signature on behalf of the Administrator

6

Form B
(For Participants who WILL receive an Employer Deferral for the calendar year and who have NOT previously executed a Participation Agreement)
NOTICE AND PARTICIPATION AGREEMENT
REGARDING EMPLOYER DEFERRAL FOR
PROCENTURY CORPORATION DEFERRED COMPENSATION PLAN
NOTICE OF EMPLOYER DEFERRAL
TO BE COMPLETED BY THE EMPLOYER
DATE OF NOTICE:
     ProCentury Corporation is pleased to announce that it will be making a contribution in the form of an Employer Deferral for the account of                                          (the “Participant”), who is either an eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or is a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”) for the calendar year ending                     , ___ pursuant to the following terms:
AMOUNT OF EMPLOYER DEFERRAL. The amount of the Employer Deferral is
.
EMPLOYER DEFERRAL VESTING DATE: The date upon which your rights to payment of the Employer Deferral for this calendar year becomes vested is                                          (which is known as your Employer Deferral Vesting Date for this year’s Employer Deferral). Notwithstanding the foregoing, your Employer Deferral shall automatically become 100 percent vested upon your Separation from Service (a) for reason of death or Disability Retirement, (b) at any time on or after your Normal Retirement Age, or (c) within three years after a Change in Control.
All capitalized terms defined in the Plan shall have the same meaning as used herein.

INITIAL PARTICIPATION AGREEMENT
TO BE COMPLETED BY THE PARTICIPANT
          This Participation Agreement evidences the Participant’s elections regarding the Employer Deferral for the calendar year as described above, as well as the Deferred Amounts described below (collectively, the “Aggregate Account Balance”).
                                                                       (the “Participant”) is either a n eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”). This Participation Agreement evidences the Participant’s participation in the Plan for the calendar year ending December 31, 20__. All capitalized terms defined in the Plan shall have the same meaning as used herein.
          There are five different areas in which the Participant must make an election regarding participation in the Plan. Please be sure to make an election in each of the following areas:
(1)	DEFERRED AMOUNT. The Participant hereby irrevocably elects that the following amount of Compensation for the calendar year shall be withheld for deferral pursuant to Section 3.2 of the Plan as follows:
You may elect to have the Deferred Amount withheld from either salary or any separate bonus or incentive pay or both by completing the following:

(a)	SALARY. From periodic payments of my Compensation over the calendar year:

Please complete only ONE of the following salary withholdings, if applicable:

The fixed amount of $ from the gross amount of each periodic payment of such Compensation,
or
The fixed percentage of percent of the gross amount of each periodic payment of such Compensation.

(b)	BONUS OR INCENTIVE PAY. From any bonus or incentive pay that may be earned during the calendar year separately from the periodic payments of my Compensation for the year, the fixed amount of $ from, or the

2

fixed percentage of percent of, the gross amount of any such bonus or incentive pay.
You may not change your Deferred Amount in effect for a given calendar year.
(2)	INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my Aggregate Account Balance under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall be credited as if invested in the following percentages in the following investments:
Please complete the following in increments of 1%. The sum of the column “Percentage” must total 100%

Investment Funds	Percentage
%
%
%
%
%

TOTAL	100%

Your investment election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement to the Administrator or other form provided for this purpose by the Administrator. The investment funds available for you to elect under the Plan may be changed from time to time. In such event that the investment funds available for election are changed, you will be notified if any investment fund that you elected is no longer available, and you will have the opportunity to change your election. If you do not timely change your election or if any investment fund elected is no longer available, the Employer reserves the right to reallocate money designated for that elected investment fund among other available funds.

(3)	ENTITLEMENT DATE. I elect the following date as the Entitlement Date on which I or my Beneficiary become entitled to payment of my vested Aggregate Account Balance,

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and I understand that the Entitlement Date that I elect here will be my Entitlement Date for my ENTIRE AGGREGATE ACCOUNT BALANCE accrued under the Plan (and may only be changed in accordance with the restrictions described on pages 5 and 6 of this Notice and Participation Agreement):
I elect my Entitlement Date as: (Please mark and complete only ONE of the following:)

___	My Separation from Service for any reason (including death)

___	Regardless of when my Separation from Service occurs, upon the following date: , or if I die before such date, upon my death

___	Regardless of when my Separation from Service occurs or death occurs, upon the following date:
(4)	PAYMENT FORM. I elect as the following Payment Form for payment of my vested Aggregate Account Balance under the Plan, and I understand that the Payment Form that I elect here will be my Payment Form for my ENTIRE AGGREGATE ACCOUNT BALANCE accrued under the Plan (and may only be changed in accordance with the restrictions described on pages 5 and 6 of this Notice and Participation Agreement):
I elect as the Payment Form of my vested Aggregate Account Balance: (Please mark and complete only ONE of the following:)

___	Lump sum to be paid within 60 days after my Entitlement Date

___	In the form, as specified below, payment of which will begin within 60 days after my Entitlement Date:

	___	Monthly installments for 5 years

	___	Monthly installments for 10 years

	___	Monthly installments for 15 years

	___	Quarterly installments for 5 years

	___	Quarterly installments for 10 years

	___	Quarterly installments for 15 years

4

If you are a Specified Employee, and you experience a Separation from Service (other than due to death or Disability Retirement), payment of your vested Aggregate Account Balance under the Plan will not be made or begin before the date that is six months after the date of your Separation from Service. If you are a Specified Employee and elect installment payments, the installments that would normally be paid during the six months after the date that you experienced a Separation from Service shall be accumulated and paid on the first day of the seventh month following the date of your Separation from Service.

Any Payment Form elected must conform to all limitations in the definition of “Payment Form” contained in the Plan. If no Entitlement Date is elected or if any Entitlement Date is not valid, the Entitlement Date shall be the date of your Separation from Service. If Payment Form is elected or if any Payment Form is not valid, the Payment Form shall be lump sum.

You may change your “Entitlement Date” or “Payment Form” election by completing, executing, and returning another form of Participation Agreement to the Administrator completed to show the Entitlement Date or Payment Form as so changed; provided, however that such Entitlement Date and Payment Form must satisfy the following requirements to be effective:
1.	The new election, as memorialized under a new Participation Agreement, may not take effect until at least twelve months after the date upon which the new election is made;

2.	If the new election relates to payment on an Entitlement Date other than a date relating to your death, the new election and Participation Agreement must provide for the deferral of the payment to a new Entitlement Date that is at least five years from the original Entitlement Date; and

3.	The new election must be made at least twelve months prior to the original Entitlement Date.
(5)	BENEFICIARY. I hereby designate the following as my Beneficiary in the case of my death:
(1)

(2)	If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:

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This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

You may change your “Beneficiary” by completing, executing, and returning another form of Participation Agreement to the Administrator completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date.
ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year ending December 31, ___. Return your completed and signed Participation Agreement to:

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan. I understand that:
(a)	My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer’s general creditors until received by me or my Beneficiary.

(b)	The Plan is a defined contribution plan, and my benefit will be my vested Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance on my Entitlement Date.

(c)	The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Notice and Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

(d)	My rights under this Plan, even if vested, are subject to forfeiture for certain prohibited activities as provided in Section 3.6 of the Plan.

6

Dated:

Signature of Participant

Printed Name of Participant
This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Administrator.

ACCEPTED:
Dated:
Signature on behalf of the Administrator

7

Form C
(For Participants who will NOT receive an Employer Deferral for the calendar year and who have previously executed a Participation Agreement)
PARTICIPATION AGREEMENT
FOR
PROCENTURY CORPORATION DEFERRED COMPENSATION PLAN
                                                                       (the “Participant”) is either a n eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”). This Participation Agreement evidences the Participant’s participation in the Plan for the calendar year ending December 31, ___. All capitalized terms defined in the Plan shall have the same meaning as used herein.
          There are three different areas in which the Participant must make an election regarding participation in the Plan. Please be sure to make an election in each of the following areas:
(1)	DEFERRED AMOUNT. The Participant hereby irrevocably elects that the following amount of Compensation for the calendar year be withheld for deferral pursuant to Section 3.2 of the Plan as follows:
You may elect to have the Deferred Amount withheld from either salary or any separate bonus or incentive pay or both by completing the following:

(a)	SALARY. From periodic payments of my Compensation over the calendar year:

Please complete only ONE of the following salary withholdings, if applicable:

The fixed amount of $ from the gross amount of each periodic payment of such Compensation,
or
The fixed percentage of percent of the gross amount of each periodic payment of such Compensation.

(b)	BONUS OR INCENTIVE PAY. From any bonus or incentive pay that may be earned during the calendar year separately from the periodic payments of my Compensation for the year, the fixed amount of $ from, or the fixed percentage of percent of, the gross amount of any such bonus or incentive pay.
You may not change your Deferred Amount in effect for a given calendar year.

(2)	INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my Aggregate Account Balance under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall be credited as if invested in the following percentages in the following investments:
Please complete the following in increments of 1%. The sum of the column “Percentage” must total 100%

Investment Funds	Percentage
%
%
%
%
%

TOTAL	100%

Your investment election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement to the Administrator or other form provided for this purpose by the Administrator. The investment funds available for you to elect under the Plan may be changed from time to time. In such event that the investment funds available for election are changed, you will be notified if any investment fund that you elected is no longer available, and you will have the opportunity to change your election. If you do not timely change your election or if any investment fund elected is no longer available, the Employer reserves the right to reallocate money designated for that elected investment fund among other available funds.

(3)	BENEFICIARY. I hereby designate the following as my Beneficiary in the case of my death:

2

(1)

(2)	If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:

This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

You may change your “Beneficiary” by completing, executing, and returning another form of Participation Agreement completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date (which has been established by your Initial Participation Agreement).
ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year ending December 31, ___. Return your completed and signed Participation Agreement to:

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan. I understand that:
(a)	My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer’s general creditors until received by me or my Beneficiary.

(b)	The Plan is a defined contribution plan, and my benefit will be my vested Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance on my Entitlement Date (both of which have been established by your Initial Participation Agreement).

(c)	The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

3

Dated:

Signature of Participant

Printed name of Participant
This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Administrator.

ACCEPTED:
Dated:
Signature on behalf of the Administrator

4

Form D
(For Participants who WILL receive an Employer Deferral for the calendar year and who have previously executed a Participation Agreement)
NOTICE AND PARTICIPATION AGREEMENT
REGARDING EMPLOYER DEFERRAL FOR
PROCENTURY CORPORATION DEFERRED COMPENSATION PLAN
NOTICE OF EMPLOYER DEFERRAL
TO BE COMPLETED BY THE EMPLOYER
DATE OF NOTICE:
     ProCentury Corporation is pleased to announce that it will be making a contribution in the form of an Employer Deferral for the account of                                                              (the “Participant”), who is either an eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or is a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”) for the calendar year ending                     , ___ pursuant to the following terms:
AMOUNT OF EMPLOYER DEFERRAL. The amount of the Employer Deferral is
.
EMPLOYER DEFERRAL VESTING DATE: The date upon which your rights to payment of the Employer Deferral for this calendar year becomes vested is                                                              (which is known as your Employer Deferral Vesting Date for this year’s Employer Deferral). Notwithstanding the foregoing, your Employer Deferral shall automatically become 100 percent vested upon your Separation from Service (a) for reason of death or Disability Retirement, (b) at any time on or after your Normal Retirement Age, or (c) within three years after a Change in Control.
All capitalized terms defined in the Plan shall have the same meaning as used herein.

PARTICIPATION AGREEMENT
TO BE COMPLETED BY THE PARTICIPANT
     This Participation Agreement evidences the Participant’s elections regarding the Employer Deferral described for the calendar year as described above as well as the Deferred Amounts described below (collectively, the “Aggregate Account Balance”).
                                                                  (the “Participant”) is either a n eligible Key Employee (as designated by ProCentury Corporation (the “Employer”)) or a Director eligible for participation in the ProCentury Corporation Deferred Compensation Plan (the “Plan”). This Participation Agreement evidences the Participant’s participation in the Plan for the calendar year ending December 31, ___. All capitalized terms defined in the Plan shall have the same meaning as used herein.
     There are three different areas in which the Participant must make an election regarding participation in the Plan. Please be sure to make an election in each of the following areas:
(1)	DEFERRED AMOUNT. The Participant hereby irrevocably elects that the following amount of Compensation for the calendar year shall be withheld for deferral pursuant to Section 3.2 of the Plan as follows:
You may elect to have the Deferred Amount withheld from either salary or any separate bonus or incentive pay or both by completing the following:

(a)	SALARY. From periodic payments of my Compensation over the calendar year:

Please complete only ONE of the following salary withholdings, if applicable:

The fixed amount of $ from the gross amount of each periodic payment of such Compensation,
or
The fixed percentage of percent of the gross amount of each periodic payment of such Compensation.

(b)	BONUS OR INCENTIVE PAY. From any bonus or incentive pay that may be earned during the calendar year separately from the periodic payments of my Compensation for the year, the fixed amount of $ from, or the

2

fixed percentage of percent of, the gross amount of any such bonus or incentive pay.
You may not change your Deferred Amount in effect for a given calendar year.

(2)	INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my Aggregate Account Balance under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall be credited as if invested in the following percentages in the following investments:
Please complete the following in increments of 1%. The sum of the column “Percentage” must total 100%

Investment Funds	Percentage
%
%
%
%
%

TOTAL	100%

Your investment election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement to the Administrator or other form provided for this purpose by the Administrator. The investment funds available for you to elect under the Plan may be changed from time to time. In such event that the investment funds available for election are changed, you will be notified if any investment fund that you elected is no longer available, and you will have the opportunity to change your election. If you do not timely change your election or if any investment fund elected is no longer available, the Employer reserves the right to reallocate money designated for that elected investment fund among other available funds.

(3)	BENEFICIARY. I hereby designate the following as my Beneficiary in the case of my death:

3

(1)

(2)	If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:

This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

You may change your “Beneficiary” by completing, executing, and returning another form of Participation Agreement completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date (which has been established by your Initial Participation Agreement).
ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year ending December 31, ___. Return your completed and signed Participation Agreement to:

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan. I understand that:
(a)	My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer’s general creditors until received by me or my Beneficiary.

(b)	The Plan is a defined contribution plan, and my benefit will be my vested Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance on my Entitlement Date (both of which have been established by your Initial Participation Agreement).

(c)	The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

4

(d)	My rights under this Plan, even if vested, are subject to forfeiture for certain prohibited activities as provided in Section 3.6 of the Plan.
Dated:

Signature of Participant

Printed name of Participant
This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Administrator.

ACCEPTED:
Dated:
Signature on behalf of the Administrator

5